Exhibit 10.130

PROMISSORY NOTE

Bethlehem, Pennsylvania

October 12, 2021

$1,500,000.00

FOR VALUE RECEIVED, MAGNIFI U, INC a Delaware Corporation located at 6 North Main St, Suite 235, Fairport, NY 14450 (the “Borrower”), hereby promises to pay to the order of ZVV MEDIA PARTNERS, LLC a Delaware Limited Liability Company located at 1 West Broad Street, Suite 1004, Bethlehem, Pennsylvania 18018, or its successors or assigns (the “Lender”), the principal amount of One Million Five Hundred Thousand and No/100 United States Dollars (US$1,500,000.00) on October 12, 2023 (the “Maturity Date”), and to pay interest on the unpaid principal balance hereof at the rate of three percent (3%) per annum commencing on October 12, 2021 (the “Determination Date”), in accordance with the terms hereof. This Promissory Note, as may be amended or supplemented from time to time, shall be referred to herein as the “Note”.

1. Payments of Principal and Interest.

(a) Payment of Principal. The principal amount of this Note shall be paid to the Lender on the Maturity Date.

(b) Payment of Interest. Interest on the unpaid principal balance of this Note shall accrue at a rate of three percent (3%) per annum commencing on the Determination Date. Interest shall be computed on the basis of a 360-day year and paid for the actual number of days elapsed. Interest shall be paid on the Maturity Date.

(c) Payment of Default Interest. Any amount of principal or interest on this Note which is not paid when due shall bear interest until such past due amount is paid at the lesser of eighteen percent (18%) per annum or the highest non-usurious rate allowable per applicable law (the “Default Rate”).

(d) General Payment Provisions. All payments of principal and interest on this Note shall be made in lawful money of the United States of America by certified bank check or wire transfer to such account as the Lender may designate by written notice to the Borrower in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding Business Day. For purposes of this Note, “Business Day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the State of New York are authorized or required by law or executive order to remain closed.

(e) Optional Prepayment. At any time, upon receiving the written consent of the Lender, the Borrower may pre-pay this Note without penalty and, upon such prepayment in full, the Lender shall have no further rights under this Note.

2. Defaults and Remedies.

(a) Events of Default. An “Event of Default” means: (i) a default for five (5) days in payment of principal or interest on this Note; (ii) failure by the Borrower to comply with any material provision of this Note; (iii) the Borrower, pursuant to or within the meaning of any Bankruptcy Law (as defined herein): (A) commences a voluntary case; (B) consents to the entry of an order for relief against it in an involuntary case; (C) consents to the appointment of a Custodian (as defined herein) of it or for all or substantially all of its property; (D) makes a general assignment for the benefit of its creditors; or (E) admits in writing that it is generally unable to pay its debts as the same become due; or (iv) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (A) is for relief against the Borrower in an involuntary case; (B) appoints a Custodian of the Borrower for all or substantially all of its property; or (C) orders the liquidation of the Borrower, and the order or decree remains unstayed and in effect for sixty (60) days. “Bankruptcy Law” means Title 11, U.S. Code, or any similar Federal or state law for the relief of debtors. The term “Custodian” means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

(b) Remedies. If an Event of Default occurs and is continuing, the Lender, may declare all of this Note to be due and payable immediately. The Lender, shall have all rights available to it at law or in equity. Upon the occurrence of an Event of Default, the interest on this Note shall immediately accrue at the Default Rate. The Lender, may assess reasonable attorneys’ fees, paralegals’ fees and costs and expenses incurred or anticipated by the Lender in collecting or enforcing payment hereof (whether such fees, costs or expenses are incurred in negotiations, all trial and appellate levels, administrative proceedings, bankruptcy proceedings or otherwise), and together with all other sums due by the Borrower hereunder, all without any relief whatsoever from any valuation or appraisement laws, and payment thereof may be enforced and recovered in whole or in part at any time by one or more of the remedies provided to the Lender at law, in equity, or under this Note. In connection with the Lender’s rights hereunder upon an Event of Default, the Lender need not provide, and the Borrower hereby waives, any presentment, demand, protest or other notice of any kind, and the Lender, may immediately enforce any and all of its rights and remedies hereunder and all other remedies available to it in equity or under applicable law.

3. Lost or Stolen Note. Upon notice to the Borrower of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of an indemnification undertaking by the Lender to the Borrower in a form reasonably acceptable to the Borrower and, in the case of mutilation, upon surrender and cancellation of the Note, the Borrower shall execute and deliver a new Note of like tenor and date and in substantially the same form as this Note; provided, however, the Borrower shall not be obligated to re-issue a Note if the Lender contemporaneously requests the Borrower to convert such remaining principal amount and interest into Common Stock.

4. Cancellation. After all principal and accrued interest at any time owed on this Note has been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Borrower for cancellation and shall not be re-issued.

5. Waiver of Notice. To the extent permitted by law, the Borrower hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

6. Governing Law. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the laws of the State of New York, without giving effect to provisions thereof regarding conflict of laws. Each party hereto hereby irrevocably submits to the non- exclusive jurisdiction of the state and federal courts sitting in New York City in the State of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by sending by certified mail or overnight courier a copy thereof to such party at the address indicated in the preamble hereto and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

7. Expenses. The Borrower agrees To pay and reimburse the Lender upon demand for all costs and expenses (including, without limitation, attorneys’ fees and expenses) that the Lender may reasonably incur in connection with (i) the exercise or enforcement of any rights or remedies (including, but not limited to, collection) granted hereunder or otherwise available to it (whether at law, in equity or otherwise), or (ii) the failure by the Borrower to perform or observe any of the provisions hereof. The provisions of this Section shall survive the execution and delivery of this Note, the repayment of any or all of the principal or interest owed pursuant hereto, and the termination of this Note.

8. Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity.

9. Specific Shall Not Limit General; Construction. No specific provision contained in this Note shall limit or modify any more general provision contained herein. This Note shall be deemed to be jointly drafted by the Borrower and the Lender and shall not be construed against any person as the drafter hereof.

10. Failure or Indulgence Not Waiver. No failure or delay on the part of this Note in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

11. Notice. Notice shall be given to each party at the address indicated in the preamble or at such other address as provided to the other party in writing.

[signature page follows]

IN WITNESS WHEREOF, the parties have caused this Note to be executed on and as of the Issuance Date

BORROWER: MAGNIFI U, INC

By:
Name:
Title:

LENDER:

ZVV MEDIA PARTNERS, LLC .

By:
Name:	Christopher Ferguson
Title:	Director